File No. 33-79170, 811-8524
                                      Filed under Rule 497(e)

  EQUITABLE LIFE INSURANCE COMPANY OF IOWA SEPARATE ACCOUNT A
                    SUPPLEMENT TO PROSPECTUS


The following supersedes information appearing in the Prospectus dated April 1, 1996 of Equitable Life Insurance Company of Iowa
Separate Account A.

On October 9, 1996, the Securities and Exchange Commission issued an Order approving the substitution of shares of the International Equity Portfolio of the Warburg, Pincus Trust ("Trust") for shares of the International Stock Portfolio of the Equi-Select Series Trust.



                CUSTOMER SERVICES:  800-344-6864
      Issued by:  Equitable Life Insurance Company of Iowa
  Distributed by:  Equitable of Iowa Securities Network, Inc.
                       604 Locust Street
                    Des Moines, Iowa  50309



       The date of this Supplement is October 15, 1996.